                                                                     EXHIBIT 4.3

COMMON STOCK                                                         PAR VALUE
                                                                       $.01

                         [VINGETTE WITH HUMAN FIGURE]
NUMBER                                                                 SHARES

               [LOGO US FACILITIES CORPORATION]
               INCORPORATED UNDER THE LAWS OF THE           CUSIP 911822 10 4
                        STATE OF DELAWARE                SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS

This Certifies that

                              [STOCKHOLDER NAME]

                                   SPECIMEN

is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

US Facilities Corporation (hereinafter called the "Corporation"), transferable only on the books of the Corporation upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile and of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ JOSE A. VELASCO    [SEAL of US FACILITIES CORPORATION]  /s/ DAVID L. CARGILE
      Secretary                                            Chairman of the Board

TRANSFERABLE IN THE CITY OF NEW YORK, NEW YORK

COUNTERSIGNED AND REGISTERED:

      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                TRANSFER AGENT AND REGISTRAR
BY

                                        AUTHORIZED SIGNATURE

                           US FACILITIES CORPORATION

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE EXECUTIVE OFFICE OF THE CORPORATION.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM  -  as tenants in common         UNIF TRAN MIN ACT -____________Custodian______________
                                                                  (Cust)                (Minor)
     TEN ENT  -  as tenants by the entireties                    under Uniform Transfers to Minors Act

     JT TEN   -  as joint tenants with right                     -----------------------------------
                 of survivorship and not as                                   (State)
                 tenants in common

                                              UNIF GIFT MIN ACT -_____________Custodian_____________
                                                                     (Cust)               (Minor)
                                                                 under Uniform Gifts to Minors Act
                                                                 ___________________________________
                                                                              (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,__________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________Shares
of the common capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________

______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:____________________________________


                                          _____________________________________
                                          NOTICE:  The signature to this
                                          assignment must correspond with the
                                          name as written upon the face of this
                                          certificate in every particular, with-
                                          out alteration or enlargement or any
                                          change whatever.

SIGNATURE(S) GUARANTEED:



By_______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.